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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    **********************************************************************
   Date of Report (Date of earliest event reported): March 16, 1998

                     Merry Land & Investment Company, Inc.
            (Exact name of registrant as specified in its charter)

                  Georgia                                    001-11081
(State or other jurisdiction of incorporation)     (Commission File Number)

                                 58-0961876
                        (I.R.S. Employer I.D. Number)

  624 Ellis Street, Augusta, Georgia                           30901
(Address of principal executive offices)                    (Zip Code)

   Registrant's telephone number, including area code:  706/722-6756

        ____________________________________________________________
        (Former name or former address, if changed since last report)
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Filed: March 16, 1998

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   ITEM 5.   OTHER EVENTS.  Merry Land & Investment Company, Inc. (the
"Company") has completed the offering of 3,000,000 shares of its common stock (the "Common Stock"). The offering of the Common Stock was made pursuant to a Prospectus Supplement dated March 10, 1998 relating to the Prospectus dated January 22, 1996 filed with the Company's shelf registration statement #33-65067 on Form S-3.

   The shares of Common Stock have been approved for listing in the NYSE under the symbol "MRY."

   The net proceeds to the Company from the sale of the shares of the Common Stock are estimated at approximately $64.2 million ($73.9 million if the Underwriters' over-allotment option is exercised in full). The Company intends to use the net proceeds to acquire and develop additional apartment properties. Pending such uses, the Company intends to invest temporarily the excess proceeds in interest bearing and marketable securities.


   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. The Company is filing with this current report copies of the following documents in connection with this Offering.

     A.   EXHIBIT 1:   Underwriting Agreement.

     B.   EXHIBIT 4:   Amended and Restated Articles of Incorporation
                       (incorporated herein by reference to Exhibit 4(a) to the Company's Shelf Registration Statement on Form S-3 filed
                       December 15, 1995, file number 33-65067), as amended by Articles of Amendment to Articles of Incorporation re
                       Series D Preferred Stock (incorporated herein by reference to Exhibit 4 to the Company's current report on Form 8-K filed December 11, 1996), and as further amended by Articles of Amendment to Articles of Incorporation re Series E Preferred Stock (incorporated herein by reference to Exhibit B of the Company's Form
                       8-A filed February 11, 1998).

     C.   EXHIBIT 5:   Opinion as to the legality of the shares.

     D.   EXHIBIT 8:   Tax Opinion.

     E.   EXHIBIT 12:  Statement regarding computation of ratios (incorporated herein by reference to Exhibit 11 of the Company's 1997 10-K filed February 23, 1998)

     F.   EXHIBIT 23:  Consent of Hull, Towill, Norman & Barrett, P.C.
                       (contained in Exhibits 5 and 8)

     G.   EXHIBIT 27:  Financial Data Schedule (incorporated herein by reference to Exhibit 27 of the Company's 1997 10-K filed February 23, 1998)


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                      Signature Blocks on Following Page
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                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                      Merry Land & Investment
                                      Company, Inc.
                                                        (Registrant)


                                      By:  /s/
                                      ------------------------------
                                              Dorrie E. Green
                                           As Its Vice President